                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K


                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of Report (Date of Earliest Event Reported): September 15, 1999


                       Charming Shoppes Master Trust
                         (Issuer and Co-Registrant)

                     Charming Shoppes Receivables Corp.
           (Exact Name of Registrant as Specified in its Charter)


                                 Delaware
               (State or Other Jurisdiction of Incorporation)


        333-71757                                          51-0383871
(Commission File Number)                                (I.R.S. Employer
                                                       Identification No.)


3411 Silverside Road, Wilmington, Delaware                    19810
 (Address of Principal Executive Offices)                   (Zip Code)


                              (302) 479-5510
           (Registrant's Telephone Number, Including Area Code)


                              Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

     The Registrants are filing the Monthly Payment Instructions and Notification to the Trustee and Monthly Certificateholders' Statement.


Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

     A list of exhibits filed herewith is contained in the Index to Exhibits hereto, which is incorporated herein by reference.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CHARMING SHOPPES RECEIVABLES CORP.
                                    ----------------------------------
                                               (Registrant)




Dated: September 15, 1999               By: /s/ Kirk R. Simme, VP
                                           ----------------------
                                           Name:   Kirk R. Simme
                                           Title:  Vice President


                                    SPIRIT OF AMERICA, INC., as Servicer
                                 on behalf of Charming Shoppes Master Trust
                                 ------------------------------------------
                                              (Co-Registrant)




Dated: September  15, 1999              By: /s/ Kirk R. Simme, VP
                                           ----------------------
                                           Name:   Kirk R. Simme
                                           Title:  Vice President

                             INDEX TO EXHIBITS



Exhibit
  No.     Document Description
- -------   --------------------

  20.1 Monthly Payment Instructions and Notification to the Trustee and Monthly Certificateholders' Statement, dated as of September 15, 1999.